June 29, 2012

MARKETFIELD FUND

A series of Trust for Professional Managers

Supplement to
Summary Prospectus dated April 30, 2012 and
Prospectus dated April 30, 2012, as supplemented June 8, 2012

The Board of Trustees of Trust for Professional Managers (the “Trust”), at a meeting held on June 26, 2012, approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to its series, the Marketfield Fund (the “Fund”).  The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the MainStay Marketfield Fund (the “New Fund”), a newly created series of MainStay Funds Trust, an open-end registered investment management company.  The Board of Trustees of MainStay Funds Trust approved the Plan of Reorganization on June 28, 2012.

A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for the Plan of Reorganization will be sent in the near future to Fund shareholders of record as of June 29, 2012.  If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization.  The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes.

Prior to the Reorganization, which is expected to occur on or about October 5, 2012, Marketfield Asset Management, LLC, the Fund’s current investment adviser and a New York entity, will continue to manage the Fund in the ordinary course.  After the Reorganization, New York Life Investment Management LLC (“NYLIM”) will serve as investment adviser for the New Fund and Marketfield Asset Management, LLC (“MAM”), a Delaware entity, will serve as sub-adviser for the New Fund.  The New Fund will be managed pursuant to substantially the same investment policies and strategies as are currently set forth in the Fund’s Prospectus and Statement of Additional Information.  NYLIM and MAM have agreed to assume the costs of the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund.

Please retain this Supplement for future reference.